                                                                  Exhibit 10.9

[LETTERHEAD OF CHELL.COM]

February 17, 2000

Matthew Marcus
INTERACTIVE BUSINESS CHANNEL
860-19800 MacArthur Blvd.
Irvine, CA
92612

Via facsimile: 949.833.7392

Dear Mr. Marcus:

RE: Amendment to Advertising Agency Agreement dated January 28, 2000

Upon review of the contract and discussion with Mr. Chell, C Me Run Corp. wishes to revise the paragraph on Compensation in the above noted contract to the following:

"Client will pay IBC 30,000 Rule 144 restricted shares, of which 25,000 will have piggy back registration rights. Additionally, Client has the option to renew this agreement for an additional six months, for an additional 75,000 Rule 144 restricted shares to IBC. These additional shares will be issued upon written confirmation from the Client of the renewal of this contract. The additional shares will not have registration rights unless otherwise negotiated at the time of renewal of this contract."

I apologize for making a change to the contract so soon into our relationship but am looking forward to working with you.

Once you have signed in the space allotted below, acknowledging acceptance of this change, I will contact our lawyers to start the subscription process for the issuance of your shares.

INTERACTIVE BUSINESS CHANNEL
February 17, 2000
Page 2


Should you have any questions or concerns, please don't hesitate to contact myself or Mr. Chell.

Kindest regards,


/s/ Mitzi Murray

Mitzi Murray
                                        ________________________________________
Corporate Compliance                    Matthew Marcus, IBC
CHELL.COM
Acting on behalf of C Me Run Corp.
                                        ________________________________________
                                        Date

cc: Cameron Chell
    Blair Layton

INTERACTIVE BUSINESS CHANNEL
January 28, 2000
Page 2


Should you have any questions or concerns, please don't hesitate to contact myself or Mr. Chell.

Kindest regards,


/s/ Mitzi Murray

Mitzi Murray
                                        /s/ Matthew Marcus
                                        ----------------------------------------
Corporate Compliance                    Matthew Marcus, IBC
CHELL.COM
Acting on behalf of C Me Run Corp.
                                        1/29/2000
                                        ----------------------------------------
                                        Date


cc: Cameron Chell
    Blair Layton